UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 ________________________________
FORM 8-K
 ________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 22, 2018

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Bravo Brio Restaurant Group, Inc.
(Exact name of registrant as specified in its charter)
  ________________________________

Ohio	001-34920	34-1566328
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Goodale Boulevard, Suite 100, Columbus, Ohio	43212
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 614-326-7944
Not Applicable
Former name or former address, if changed since last report
   ________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07. Submission of Matters to a Vote of Security Holders.
At a special meeting of the shareholders of Bravo Brio Restaurant Group, Inc. (the “Company”), held on May 22, 2018, the shareholders voted to approve the proposal to approve and adopt the Agreement and Plan of Merger, dated as of March 7, 2018 (the “Merger Agreement”), by and among the Company, Bugatti Parent, Inc. and Bugatti Merger Sub, Inc., and the proposal to approve, on a non-binding, advisory basis, the compensation that will or may become payable to the Company’s named executive officers in connection with the consummation of the merger contemplated by the Merger Agreement.
As of the close of business on April 18, 2018, the record date for the special meeting, there were 15,295,015 common shares outstanding and entitled to vote at the special meeting. Each common share was entitled to one vote. The holders of 10,744,018 common shares were present at the special meeting, either in person or represented by proxy, constituting a quorum. Each of the proposals is described in detail in the Company’s definitive proxy statement, dated April 18, 2018, which was filed with the U.S. Securities and Exchange Commission on April 18, 2018, and first mailed to the Company’s shareholders on or about April 20, 2018. Set forth below are the final voting results of each of the proposals.
Proposal 1. Approval and adoption of the Merger Agreement.

For	Against	Abstain
9,291,345	1,427,624	25,049
There were no broker non-votes with respect to this proposal.
Proposal 2. Non-binding advisory vote to approve merger-related compensation to our named executive officers.

For	Against	Abstain
8,380,303	1,774,261	589,454
There were no broker non-votes with respect to this proposal.
Since there were sufficient votes represented at the special meeting to approve the proposal to approve and adopt the Merger Agreement, the proposal to adjourn the special meeting to permit the further solicitation of proxies to approve and adopt the Merger Agreement was moot.
Item 8.01 Other Events.
On May 22, 2018, the Company issued a press release announcing that shareholders voted to approve the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

The following exhibit is filed in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit No:	Exhibit Description:
99.1	Press Release issued by the Company, dated May 22, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAVO BRIO RESTAURANT GROUP, INC.

May 22, 2018	By:	/s/ Brian T. O'Malley
Name: Brian T. O'Malley
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Press Release issued by the Company, dated May 22, 2018